                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                       __________________________________

                                    FORM 8-K


                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  December 29, 1995


                       WESTINGHOUSE ELECTRIC CORPORATION
                          (Exact name of registrant as
                           specified in its charter)


    Pennsylvania                     1-977                    25-0877540
--------------------------     ----------------         ---------------------
(State or other juris-         (Commission File            (IRS Employer
diction of incorporation)           Number)             Identification Number)


Westinghouse Bldg.; 11 Stanwix St., Pittsburgh, PA.           15222-1384
---------------------------------------------------           ----------
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:         (412) 244-2000
                                                            --------------


                               Page 1 of 6 Pages
                            Exhibit Index on Page 4


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Item 5.  Other Events
         ------------

         On December 29, 1995, the registrant issued a press release announcing the adoption of a shareholder rights plan, a copy of which is attached hereto as Exhibit 99 and is incorporated herein in its entirety.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

         (c)  Exhibits

         A press release announcing the adoption of a shareholder rights plan is filed as Exhibit 99 to this Report.


                               Page 2 of 6 Pages

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         WESTINGHOUSE ELECTRIC CORPORATION
                                                     (Registrant)


                                         By: /s/ FREDRIC G. REYNOLDS
                                            ---------------------------------
                                                 Fredric G. Reynolds
                                                 Executive Vice President and
                                                 Chief Financial Officer


Date:  December 29, 1995


                               Page 3 of 6 Pages

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                                 EXHIBIT INDEX



 Exhibit No.              Description                       Sequential Page No.
    99            Press release announcing                           5
                  the adoption of a shareholder
                  rights plan.



                               Page 4 of 6 Pages